                                                                    Exhibit 99.1
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF MASSACHUSETTS

IN RE:   Aerovox, Inc.                               CASE NO.:  01-14680jnf

                                                     JUDGE:  Joan N.Feeney

DEBTOR CHAPTER 11 MONTHLY OPERATING REPORT FOR MONTH ENDING December 29, 2001 COMES NOW, AEROVOX, INC. Debtor-In-Possession and hereby submits its Monthly Operating Report for the period commencing December 01, 2001 and ending December 29, 2001 as shown by the report and exhibits consisting of 12 pages and containing the following, as indicated:

Pages

1 - 5    Monthly Reporting Questionnaire (Attachment 1)

6 - 7    Comparative Balance Sheets (Forms OPR-1 & OPR-2)

   8     Summary of Accounts Receivable (Form OPR-3)

9-10     Schedule of Post-petition Liabilities (Form OPR-4)

  11     Income Statement (Form OPR-5)

  12     Statement of Sources and Uses of Cash (Form OPR-6)

I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

Date:  January 31, 2002

                            DEBTOR(S)-IN-POSSESSION

                                               By:
                                                  ------------------------------
                                                          (Signature)

                                                --------------------------------
                                                           (Signature)

                                       Name & Title:   F. Randal Hunt
                                                       CFO & Sr. Vice President
                                             Address:  167 John Vertente Blvd.
                                                        New Bedford, MA  02745
                                            Telephone: (508) 910-3200

                                                                    Exhibit 99.1

                                                                    ATTACHMENT 1
                                                                      Page 1

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE


CASE NAME: Aerovox, Inc.

CASE NUMBER:  01-14680jnf

MONTH OF:         December, 2001





1. Payroll: State the amount of all executive wages paid and taxes withheld and paid.


      Name and Title of Executive                                          Wages Paid                   Taxes Withheld
                                                                      Gross          Net            Due             Paid
                                                                      -----          ---            ---             ----

      Robert D. Elliott           CEO & President                    30,769         18,992           0             11,486

      F. Randal Hunt              CFO & Sr. Vice President           11,923         7,860            0             3,174

      Martin Hudis                Sr. VP Technology                  15,385         10,852           0             4,227


      TOTALS                                                         58,077         37,704           0             18,887

                                                                    Exhibit 99.1

                                                                    ATTACHMENT 1
                                                                      Page 2

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE


CASE NAME: Aerovox, Inc.

CASE NUMBER:  01-14680jnf

MONTH OF:         December, 2001







2. Insurance: Is workers' compensation and other insurance in effect? Yes
              Are payments current? Yes
              If any policy has lapsed, been replaced or renewed, state so in schedule below. Attach a copy of the new policy's binder or cover page.


             Type            Carrier Name             Coverage                    Expiration                    Date

                                                Amount      Policy #        Date                          Premium Coverage
                                                ------      --------        ----                          ----------------

      Homeowners           NONE

      Rental Property      NONE

      Liability            See Attached

      Vehicle

      Workers              See Attached
      Compensation


                                                                    Exhibit 99.1


                                                                    ATTACHMENT 1
                                                                      Page 3

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE


CASE NAME: Aerovox, Inc.

CASE NUMBER:  01-14680jnf

MONTH OF:         December, 2001






      3. Bank Accounts


                                              Payroll           Operating         Operating       Operating        Debit Card
                                              -------           ---------         ---------       ---------        ----------

      Bank Name                                 Citizens            Citizens          Fleet           Fleet           Citizens
      Account #                            110315-944-2        1103-159-450      9429117763       50010879         1103159469
      Beginning Book Balance                        4136.92        1085186.48        374258.55              0             6270.91
      Plus: Deposits                              501284.19        3657602.00       3039318.14              0                   0
      Less: Disbursements                        -501524.39       -3816049.70                               0             -310.46
      Other: Transfers In/Out                             0           6580.87      -3340051.01              0              -45.10
                                                          -           -------      -----------              -              ------

      Ending Book Balance                           3896.72         933319.65         73525.68              0             5915.35


      3. Bank Accounts-continued


                                               Savings           Checking           Payroll                          TOTALS
                                               -------           --------           -------                          ------
      Bank Name                                 Citizens          Keybank            Fleet
      Account #                                1103159507      19968100261        005119-1739
      Beginning Book Balance                     3006580.87                 0                  0                     4,476,433.73
      Plus: Deposits                                                                           0                     7,198,204.33
      Less: Disbursements                                    0              0                  0                    -4,317,884.55
      Other: Transfers In/Out                      -6580.87                 0                                       -3,340,096.11
                                                   --------                 -                                       -------------

      Ending Book Balance                        3000000.00                 0                  0                     4,016,657.40


                                                                   Exhibit 99.1


                                                                    ATTACHMENT 1
                                                                      Page 4

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE


CASE NAME: Aerovox, Inc.

CASE NUMBER:  01-14680jnf

MONTH OF:         December, 2001



4.      Post-petition Payments: List any post-petition payments to professionals and payments on post-petition debts in the schedule below (attach separate sheet if necessary).



                Payments To/On                     Amount                   Date               Check #
                --------------                     ------                   ----               -------

      Professionals (attorneys,
      accountants, etc.)
      Argus Management                            3,149.13                12/14/01          Wire Transfer
      Argus Management                            1,022.04                12/28/01          Wire Transfer
      Paul E. Saperstein Co.                      3,500.00                12/21/01              #3748



      Pre-petition debts:                           None


                                                                  Exhibit 99.1


                                                                    ATTACHMENT 1
                                                                      Page 5

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE


CASE NAME: Aerovox, Inc.

CASE NUMBER:  01-14680jnf

MONTH OF:         December, 2001




          Type                        Carrier Name                                Coverage                     Expiration
          ----                        ------------                                --------                     ----------
                                                                      Amount            Policy #            Premium Coverage
                                                                      ------            --------            ----------------

Umbrella Liability        Royal Insurance Co. of America            44,010,000        PLA3793390001        12/31/01-12/31/02

Flood Ins                 National Flood Ins. Program               1,000,000          3000240294          03/07/01-03/07/02

International Property    American & Foreign Ins. Co.               15,115,000        AIB0095150001        12/31/01-12/31/02

International General     American & Foreign Ins. Co.               $2,000,000         AIB95150001         12/31/01-12/31/02
Liability                                                        aggregate limit

International Auto        American & Foreign Ins. Co.             $1,000,000 CSL       AIB5150001          12/31/01-12/31/02

Domestic Property         Affiliated FM Ins Co                      89,112,103            AL219            12/31/01-12/31/02

Domestic Auto             American & Foreign Ins. Co.               3,038,000          AMHX184690          12/31/01-12/31/02

General Liability &       American & Foreign Ins. Co.               7,110,000         AST1127530001        12/31/01-12/31/02
Employee Benefits
Liability

D&O                       Federal Ins. Co.                          7,500,000           81303380E          12/31/01-07/01/02

*Workers Comp             Fidelity & Deposit (Fid. Bond)            2,800,000        #LPM 833508503     Bond still in place for
                                                                                                           prev. open claims

Workers Comp              Aim Mutual Ins. Co.                       1,500,000       WCC500044901-2001      11/01/01-12/31/02


*Employee H&W Benefits    BCBS                                      2,000,000           #0004119           01/01/02-12/31/02

                          Medical Claims                                                #MLN00374

                          Delta Dental                                                    #1128

Workers Comp              Security Ins Co of Hartford (AL & TX)     1,500,000          NNE10058500         10/01/01-10/01/02

Errors & Omissions        Royal & SunAlliance Ins. Co.              $2,000,000          ALB001539          12/31/01-12/31/02
                                                                 aggregate limit

Mexico Property           Seguros Commercial America               $17,388,352          QR100496           12/31/01-12/31/02

Mexico General Liability  Seguros Commercial America            $100,000 aggregate      LR100072           12/31/01-12/31/02

Executive Protection      Federal Ins. Co.                       $1,000,000 limit       81595611B          07/19/01-07/19/02
